[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Micro-Cap Fund (Service Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Micro-Cap Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.66% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2016 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Low-Priced Stock Fund (Investment Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Low-Priced Stock Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Investment Class of shares (the “Class”) are not more than 1.24% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2017 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Low-Priced Stock Fund (Service Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Low-Priced Stock Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.49% of the Class’ average net assets for the Period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Low-Priced Stock Fund (R Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Low-Priced Stock Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its R Class of shares (the “Class”) are not more than 1.84% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Low-Priced Stock Fund (K Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Low-Priced Stock Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its K Class of shares (the “Class”) are not more than 1.59% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2020 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Heritage Fund (K Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Heritage Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its K Class of shares (the “Class”) are not more than 1.59% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2020 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Heritage Fund (R Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Heritage Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its R Class of shares (the “Class”) are not more than 1.84% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2021 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Heritage Fund (Institutional Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Heritage Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Institutional Class of shares (the “Class”) are not more than 1.04% of the Class’ average net assets for the Period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Opportunity Fund (R Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Opportunity Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its R Class of shares (the “Class”) are not more than 1.84% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Special Equity Fund (Service Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Special Equity Fund (the “Series”) and Royce & Associates (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.39% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2018 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Value Plus Fund (K Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Value Plus Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its K Class of shares (the “Class”) are not more than 1.59% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the calendar year involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Value Plus Fund (R Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 1, 2001 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Value Plus Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its R Class of shares (the “Class”) are not more than 1.84% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce 100 Fund (K Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated June 30, 2003 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce 100 Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its K Class of shares (the “Class”) are not more than 1.59% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2020 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce 100 Fund (R Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated June 30, 2003 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce 100 Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its R Class of shares (the “Class”) are not more than 1.84% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

		By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer
ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce 100 Fund (Institutional Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated June 30, 2003 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce 100 Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Institutional Class of shares (the “Class”) are not more than 1.04% of the Class’ average net assets for the Period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Micro-Cap Discovery Fund (Service Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 1, 2003 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Discovery Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.49% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Financial Services Fund (Service Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated December 31, 2003 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Financial Services Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.49% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2020 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Dividend Value Fund (Institutional Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated April 30, 2004 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Dividend Value Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2015 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Institutional Class (the “Class) are not more than 1.04% of the Class’ average net assets for the Period.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Global Value Fund (Service Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 27, 2006 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Global Value Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.69% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2018 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Global Value Fund (Consultant Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 27, 2006 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Global Value Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Consultant Class of shares (the “Class”) are not more than 2.44% of the Class’ average net assets for the Period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Global Value Fund (K Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 27, 2006 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Global Value Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its K Class of shares (the “Class”) are not more than 1.74% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce Global Value Fund (R Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 27, 2006 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Global Value Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its R Class of shares (the “Class”) are not more than 1.99% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement – Royce European Smaller-Companies Fund (Service Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated October 27, 2006 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce European Smaller-Companies Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.69% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce SMid-Cap Value Fund (Service Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated September 18, 2007 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce SMid-Cap Value Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement effective as of and for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.35% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2021 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce International Smaller-Companies Fund (Service Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated June 27, 2008 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce International Smaller-Companies Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.69% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Focus Value Fund (Service Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated February 23, 2009 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Focus Value Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.35% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Partners Fund (Service Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated April 23, 2009 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Partners Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement effective as of and for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.35% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Global Dividend Value Fund (Service Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated September 23, 2010 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Global Dividend Value Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.69% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce International Premier Fund (Service Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated September 23, 2010 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce International Premier Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.69% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce International Micro-Cap Fund (Service Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated September 23, 2010 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce International Micro-Cap Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning May 1, 2013 and ending April 30, 2014 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Service Class of shares (the “Class”) are not more than 1.69% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series with respect to the Class hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

January 3, 2013

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Select Fund I (Investment Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated September 28, 2012 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Select Fund I (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning as of the date hereof and ending April 30, 2015 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Investment Class of shares (the “Class”) are not more than 1.24% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Opportunity Select Fund (Investment Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated September 28, 2012 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Opportunity Select Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning January 1, 2013 and ending April 30, 2015 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Investment Class of shares (the “Class”) are not more than 1.24% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President

[Royce & Associates, LLC Letterhead]

December 31, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re: Fee Waiver and Expense Reimbursement - Royce Enterprise Select Fund (Investment Class)

Gentlemen:

     Reference is made to the Investment Advisory Agreement dated September 28, 2012 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of Royce Enterprise Select Fund (the “Series”) and Royce & Associates, LLC (the “Adviser”).

     Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning January 1, 2013 and ending April 30, 2015 (the “Period”), and/or agrees to reimburse expenses relating to the Period to the Series with respect to the Class in an amount, if any, necessary so that the Series’ “Annual Operating Expenses” for its Investment Class of shares (the “Class”) are not more than 1.24% of the Class’ average net assets for the Period.

     The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Class, and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2023 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses for the Class are not more than 1.99% of the Class’ average net assets for such annual period.

     The Adviser’s obligations to reimburse the Series hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

     The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:	/s/ John D. Diederich

John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:	/s/ John D. Diederich

John D. Diederich
Vice President